EXHIBIT 10.18
EXECUTION VERSION
CASH AMERICA INTERNATIONAL, INC.
AMENDMENT NO. 1 TO NOTE PURCHASE AGREEMENT
As of December 11, 2008
To the Persons Named on
Annex 1 Hereto
Ladies and Gentlemen:
     Cash America International, Inc., a Texas corporation (hereinafter, the “Company”), together with its successors and assigns, agrees with you as follows:
1. PRELIMINARY STATEMENTS.
     1.1. Note Issuance, etc.
     The Company issued and sold $35,000,000 in aggregate principal amount of its 6.09% Series A Senior Notes due December 19, 2016 (as they may be amended, restated or otherwise modified from time to time, the “Series A Notes”) and $25,000,000 in aggregate principal amount of its 6.21% Series B Senior Notes due December 19, 2021 (as they may be amended, restated or otherwise modified from time to time, the “Series B Notes” and, together with the Series A Notes, collectively, the “Notes”) pursuant to that certain Note Purchase Agreement, dated as of December 19, 2006 (as in effect immediately prior to giving effect to the Amendments (as defined below) provided for hereby, the “Existing Note Agreement”, and as amended as contemplated hereby, the “Note Agreement”). The register for the registration and transfer of the Notes indicates that the parties named in Annex 1 (the “Current Holders”) to this Amendment No. 1 to Note Purchase Agreement (this “Amendment Agreement”) are currently the holders of the entire outstanding principal amount of the Notes. The amendments to the Existing Note Agreement as provided for by this Amendment Agreement are referred to herein, collectively, as the “Amendments”.
2. DEFINED TERMS.
     Capitalized terms used herein and not otherwise defined herein have the meanings ascribed to them in the Note Agreement.
3. AMENDMENTS TO THE EXISTING NOTE AGREEMENT.
     Subject to Section 5, the Existing Note Agreement is amended as provided for by this Amendment Agreement as follows:
     1. Section 10.9(c) of the Existing Note Agreement is hereby amended and restated to read in full as follows:

     “(c) Nothing in this Section 10.9 shall operate to prevent (i) any transaction permitted by Section 10.2(a) or (ii) any investment in a Non-Wholly-Owned Subsidiary so long as after giving effect to such investment the aggregate book value of all investments in Non-Wholly-Owned Subsidiaries does not exceed 30% of Consolidated Net Worth, in each case determined as of the date of such investment.”
4. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.
     To induce you to enter into this Amendment Agreement and to consent to the Amendments, the Company represents and warrants to you as follows:
     4.1. Full Disclosure.
     Neither the financial statements and other certificates previously provided to each of the Current Holders pursuant to the provisions of the Existing Note Agreement nor the statements made in this Amendment Agreement nor any other written statements furnished to each of the Current Holders by or on behalf of the Company in connection with the proposal and negotiation of the transactions contemplated hereby, taken as a whole, contained any untrue statement of a material fact or omitted a material fact necessary to make the statements contained therein and herein not misleading, in each case as of the time such financial statements or certificates were provided or such statements were made or furnished. There is no fact known to the Company relating to any event or circumstance that has occurred or arisen since the Closing that the Company has not disclosed to each of the Current Holders in writing that has had or, so far as the Company can now reasonably foresee, could reasonably be expected to have, a Material Adverse Effect.
     4.2. Power and Authority.
     The Company has all requisite corporate power and authority to enter into and perform its obligations under this Amendment Agreement.
     4.3. Due Authorization.
     This Amendment Agreement has been duly authorized by all necessary action on the part of the Company, has been executed and delivered by a duly authorized officer of the Company, and constitutes a legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except that enforceability may be limited by applicable bankruptcy, reorganization, arrangement, insolvency, moratorium, or other similar laws affecting the enforceability of creditors’ rights generally and subject to the availability of equitable remedies.
     4.4. No Defaults.
     No event has occurred and no condition exists that, upon the execution and delivery of this Amendment Agreement, would constitute a Default or an Event of Default.

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     4.5. Prenda Facil
     The Company has delivered to special counsel to the Current Holders true and correct copies of the primary documents pursuant to which the Company or any of its Subsidiaries has invested in and acquired the business operated by the New Mexican Subsidiary (as defined below).
5. EFFECTIVENESS OF AMENDMENTS.
     The Amendments shall become effective as of the first date written above (the “Effective Date”) upon the satisfaction of all of the following conditions precedent:
     5.1. Execution and Delivery of this Amendment Agreement.
     The Company and the Required Holders shall have executed and delivered this Amendment Agreement.
     5.2. Guarantors.
     Each Guarantor which delivered the Joint and Several Guaranty (or an agreement and adoption of the Joint and Several Guaranty) shall have executed and delivered to you the Consent and Reaffirmation attached hereto as Exhibit A.
     5.3. Cash America of Mexico, Inc.
     The Company shall have formed Cash America of Mexico, Inc., a Delaware corporation and Wholly-Owned Subsidiary (herein referred to as “Cash America of Mexico”). Cash America of Mexico shall have caused to be executed and delivered to you:
     (a) an instrument in writing pursuant to which it agrees to become a Guarantor, and to be bound as a Guarantor by the terms of the Guaranty and the Subrogation and Contribution Agreement; such instrument shall be in the form of Exhibit B hereto; and
     (b) an Officer’s Certificate in the form of Exhibit C hereto and as contemplated by Section 10.9(a)(ii)(D) of the Existing Note Agreement.
     5.4. Prenda Facil Acquisition.
     On the Effective Date, (a) Cash America of Mexico shall have acquired at least 80% of the shares of capital stock of Creazione Estilo, S.A. de C.V., SOFOM, E.N.R., a Mexican sociedad anónima de capital variable, sociedad financiera de objeto múltiple, entidad no regulada (“Creazione”), having general voting power under ordinary circumstances to elect a majority of the board of directors (or other governing body) of Creazione (so long as Cash America of Mexico owns not less than 80% of such voting stock of Creazione and 80% of the outstanding shares of all other classes of capital stock of Creazione, the “New Mexican Subsidiary”) and (b) the Company shall have advanced funds to enable the New Mexican Subsidiary to repay all of its existing material Indebtedness for Money Borrowed.

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     5.5. Bank Consent.
     The Company shall have obtained any and all necessary consents, waivers and amendments with respect to the Existing Bank Loan Agreement, as amended from time to time, to permit the formation of Cash America of Mexico and the acquisition of the shares of capital stock of Creazione having general voting power under ordinary circumstances to elect a majority of the board of directors (or other governing body) of Creazione as contemplated by Sections 5.3 and 5.4 of this Amendment Agreement.
     5.6. Amendment Fee.
     Each of the Current Holders shall have received a fee in an amount equal to 0.15% of the outstanding principal amount of Notes owned by such Current Holder.
     5.7. Fees and Expenses.
     Whether or not the Amendments become effective, the Company will promptly (and in any event within thirty Business Days of receiving any statement or invoice therefor) pay all reasonable fees, expenses and costs relating to this Amendment Agreement, including, but not limited to, the reasonable fees of your special counsel, Bingham McCutchen LLP, incurred in connection with the preparation, negotiation and delivery of this Amendment Agreement and any other documents related hereto. Nothing in this Section shall limit the Company’s obligations pursuant to Section 15.1 of the Note Agreement.
6. MISCELLANEOUS.
     6.1. Part of Existing Note Agreement; Future References, etc.
     This Amendment Agreement shall be construed in connection with and as a part of the Existing Note Agreement and, except as expressly amended by this Amendment Agreement, all terms, conditions and covenants contained in the Existing Note Agreement are hereby ratified and shall be and remain in full force and effect. Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this Amendment Agreement may refer to the Existing Note Agreement without making specific reference to this Amendment Agreement, but nevertheless all such references shall include this Amendment Agreement unless the context otherwise requires.
     6.2. Counterparts.
     This Amendment Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto. A facsimile of an executed copy of this Amendment Agreement shall have the same effect as the original executed Amendment Agreement.

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     6.3. Governing Law.
     THIS AMENDMENT AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN NEW YORK.
[Remainder of page intentionally left blank; next page is signature page.]

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     If you are in agreement with the foregoing, please so indicate by signing the acceptance below on the accompanying counterpart of this agreement and returning it to the Company, whereupon it will become a binding agreement among you and the Company.

CASH AMERICA INTERNATIONAL, INC.
By:	/s/ David J. Clay
	Name:	David J. Clay
	Title:	Senior Vice President-Finance
[Signature Page to Amendment No. 1 to Note Purchase Agreement (Cash America — 2006)]

     The foregoing Amendment Agreement is hereby accepted as of the date first above written. By its execution below, each of the undersigned represents that it is either the registered owner of one or more of the Notes or is the beneficial owner of one or more of the Notes and is authorized to enter into this Amendment Agreement in respect thereof.
MINNESOTA LIFE INSURANCE COMPANY
FARM BUREAU LIFE INSURANCE COMPANY OF MICHIGAN
GREAT WESTERN INSURANCE COMPANY
FORT DEARBORN LIFE INSURANCE COMPANY
CINCINNATI INSURANCE COMPANY
BLUE CROSS AND BLUE SHIELD OF FLORIDA, INC.
FIDELITY LIFE ASSOCIATION
AMERICAN REPUBLIC INSURANCE COMPANY
TRUSTMARK INSURANCE COMPANY
SECURITY NATIONAL LIFE INSURANCE COMPANY
By: Advantus Capital Management, Inc.

By:	/s/ Thomas B. Houghton
	Name:	Thomas B. Houghton
	Title:	Vice President
[Signature Page to Amendment No. 1 to Note Purchase Agreement (Cash America — 2006)]

MIDLAND NATIONAL LIFE INSURANCE COMPANY
By: Guggenheim Partners Advisory Company, as its Agent

By:	/s/ Michael Damaso
	Name:	Michael Damaso
	Title:	Senior Managing Director

NORTH AMERICAN COMPANY FOR LIFE AND HEALTH INSURANCE
By: Guggenheim Partners Advisory Company, as its Agent

By:	/s/ Michael Damaso
	Name:	Michael Damaso
	Title:	Senior Managing Director
[Signature Page to Amendment No. 1 to Note Purchase Agreement (Cash America — 2006)]

CUNA MUTUAL LIFE INSURANCE COMPANY
CUNA MUTUAL INSURANCE SOCIETY
CUMIS INSURANCE SOCIETY
MEMBERS LIFE INSURANCE COMPANY
By: MEMBERS Capital Advisors, Inc., acting as Investment Advisor

By:	/s/ James E. McDonald Jr.
	Name:	James E. McDonald Jr.
	Title:	Director, Private Placements
[Signature Page to Amendment No. 1 to Note Purchase Agreement (Cash America — 2006)]

PHOENIX LIFE INSURANCE COMPANY
By:	/s/ John H. Beers
Name: John H. Beers
Title: Vice President
[Signature Page to Amendment No. 1 to Note Purchase Agreement (Cash America — 2006)]

OHIO NATIONAL LIFE ASSURANCE CORPORATION
By:	/s/ Jed R. Martin
Name: Jed R. Martin
Title: Vice President, Private Placements

THE OHIO NATIONAL LIFE INSURANCE COMPANY
By:	/s/ Jed R. Martin
Name: Jed R. Martin
Title: Vice President, Private Placements
[Signature Page to Amendment No. 1 to Note Purchase Agreement (Cash America — 2006)]

PRIMERICA LIFE INSURANCE COMPANY
By: Conning Asset Management Company, as Investment Manager

By:	/s/ John H. DeMallie
	Name:	John H. DeMallie
	Title:	Director

AMERICAN HEALTH AND LIFE INSURANCE COMPANY
By: Conning Asset Management Company, as Investment Manager

By:	/s/ John H. DeMallie
	Name:	John H. DeMallie
	Title:	Director

NATIONAL BENEFIT LIFE INSURANCE COMPANY
By: Conning Asset Management Company, as Investment Manager

By:	/s/ John H. DeMallie
	Name:	John H. DeMallie
	Title:	Director
[Signature Page to Amendment No. 1 to Note Purchase Agreement (Cash America — 2006)]

Annex 1
CURRENT HOLDERS
Fort Dearborn Life Insurance Company
Minnesota Life Insurance Company
Cincinnati Insurance Company
Farm Bureau Life Insurance Company of Michigan
Blue Cross and Blue Shield of Florida, Inc.
Great Western Insurance Company
Fidelity Life Association
American Republic Insurance Company
Trustmark Insurance Company
Security National Life Insurance Company
Midland National Life Insurance Company
North American Company for Life and Health Insurance
CUNA Mutual Life Insurance Company
CUNA Mutual Insurance Society
CUMIS Insurance Society
Members Life Insurance Company
Phoenix Life Insurance Company
Ohio National Life Assurance Corporation
The Ohio National Life Insurance Company
Primerica Life Insurance Company
American Health and Life Insurance Company
National Benefit Life Insurance Company

Exhibit A
CONSENT AND REAFFIRMATION
     Each of the undersigned (the “Guarantors”) hereby (i) acknowledges receipt of a copy of the foregoing Amendment No. 1 to Note Purchase Agreement (the “First Amendment”); (ii) consents to the Company’s execution and delivery thereof; (iii) agrees to be bound thereby; (iv) affirms that nothing contained therein shall modify in any respect whatsoever its guaranty of the obligations of the Company to the holders of the Notes pursuant to the terms of that certain Joint and Several Guaranty, entered into by the Guarantors pursuant to the terms of the Note Agreement (the “Guaranty”); and (v) reaffirms that the Guaranty is and shall continue to remain in full force and effect. Although each of the Guarantors has been informed of the matters set forth herein and in the First Amendment and has acknowledged and agreed to the same, such Guarantors understand that the holders of the Notes have no obligation to inform any of the Guarantors of such matters in the future or to seek any of the Guarantors’ acknowledgment or agreement to future amendments or waivers, and nothing herein shall create such a duty. Capitalized terms used in this Consent and Reaffirmation and not otherwise defined herein have the meanings ascribed to them in the First Amendment.

     In witness whereof, each of the undersigned has executed this Consent and Reaffirmation on and as of the date of such First Amendment.
GUARANTORS
BRONCO PAWN & GUN, INC.
CASH AMERICA ADVANCE, INC.
CASH AMERICA FINANCIAL SERVICES, INC.
CASH AMERICA FRANCHISING, INC.
CASH AMERICA HOLDING, INC.
CASH AMERICA, INC.
CASH AMERICA, INC. OF ALABAMA
CASH AMERICA, INC. OF ALASKA
CASH AMERICA, INC. OF COLORADO
CASH AMERICA, INC. OF ILLINOIS
CASH AMERICA, INC. OF INDIANA
CASH AMERICA, INC. OF KENTUCKY
CASH AMERICA, INC. OF LOUISIANA
CASH AMERICA, INC. OF NEVADA
CASH AMERICA, INC. OF NORTH CAROLINA
CASH AMERICA, INC. OF OKLAHOMA
CASH AMERICA, INC. OF SOUTH CAROLINA
CASH AMERICA, INC. OF TENNESSEE
CASH AMERICA, INC. OF UTAH
CASH AMERICA, INC. OF VIRGINIA
CASH AMERICA MANAGEMENT L.P.,
  by its general partner, CASH AMERICA
HOLDING, INC.
CASH AMERICA OF MISSOURI, INC.
CASH AMERICA PAWN L.P.,
  by its general partner, CASH AMERICA
HOLDING, INC.
CASH AMERICA PAWN, INC. OF OHIO
CASHLAND FINANCIAL SERVICES, INC.
DOC HOLLIDAY’S PAWNBROKERS & JEWELLERS, INC.
EXPRESS CASH INTERNATIONAL CORPORATION
FLORIDA CASH AMERICA, INC.
GEORGIA CASH AMERICA, INC.
GAMECOCK PAWN & GUN, INC.
HORNET PAWN & GUN, INC.
LONGHORN PAWN AND GUN, INC.
MR. PAYROLL CORPORATION
RATI HOLDING, INC.
TIGER PAWN & GUN, INC.
UPTOWN CITY PAWNERS, INC.
VINCENT’S JEWELERS AND LOAN, INC.
CASH AMERICA GLOBAL FINANCING, INC.
OHIO NEIGHBROHOOD FINANCE, INC.

By	/s/ Austin D. Nettle
	Name:	Austin D. Nettle
	Title:	Vice President & Treasurer

CASH AMERICA NET HOLDINGS, LLC
CASH AMERICA NET CANADA, INC.

By	/s/ Austin D. Nettle
	Name:	Austin D. Nettle
	Title:	Vice President & Treasurer

CASH AMERICA NET OF ALABAMA, LLC
CASH AMERICA NET OF ALASKA, LLC
CASH AMERICA NET OF ARIZONA, LLC
CASH AMERICA NET OF CALIFORNIA, LLC
CASH AMERICA NET OF COLORADO, LLC
CASH AMERICA NET OF DELAWARE, LLC
CASH AMERICA NET OF FLORIDA, LLC
CASH AMERICA NET OF HAWAII, LLC
CASH AMERICA NET OF IDAHO, LLC
CASH AMERICA NET OF ILLINOIS, LLC
CASH AMERICA NET OF INDIANA, LLC
CASH AMERICA NET OF IOWA, LLC
CASH AMERICA NET OF KANSAS, LLC
CASH AMERICA NET OF KENTUCKY, LLC
CASH AMERICA NET OF LOUISIANA, LLC
CASH AMERICA NET OF MAINE, LLC
CASHNET CSO OF MARYLAND, LLC
CASH AMERICA NET OF MICHIGAN, LLC
CASH AMERICA NET OF MINNESOTA, LLC
CASH AMERICA NET OF MISSISSIPPI, LLC
CASH AMERICA NET OF MISSOURI, LLC
CASH AMERICA NET OF MONTANA, LLC
CASH AMERICA NET OF NEBRASKA, LLC
CASH AMERICA NET OF NEVADA, LLC
CASH AMERICA NET OF NEW HAMPSHIRE, LLC
CASH AMERICA NET OF NEW MEXICO, LLC
CASH AMERICA NET OF NORTH DAKOTA, LLC
CASH AMERICA NET OF OHIO, LLC
CASH AMERICA NET OF OKLAHOMA, LLC
CASH AMERICA NET OF OREGON, LLC
CASH AMERICA NET OF RHODE ISLAND, LLC
CASH AMERICA NET OF SOUTH DAKOTA, LLC
CASH AMERICA NET OF TEXAS, LLC
CASH AMERICA NET OF UTAH, LLC
CASH AMERICA NET OF VIRGINIA, LLC,
CASH AMERICA NET OF WASHINGTON, LLC
CASH AMERICA NET OF WISCONSIN, LLC
CASH AMERICA NET OF WYOMING, LLC
CASHNET OF AUSTRALIA, LLC
CASHNETUSA OF FLORIDA, LLC
CASHEURONET UK, LLC
OHIO CONSUMER FINANCIAL SOLUTIONS, LLC
by their Sole Member, CASH AMERICA NET HOLDINGS, LLC

By	/s/ Austin D. Nettle
	Name:	Austin D. Nettle
	Title:	Vice President & Treasurer

CASHNETUSA CO, LLC
CASHNETUSA OR, LLC
THE CHECK GIANT NM, LLC
by their Sole Member, CASH AMERICA NET OF NEW MEXICO, LLC
  by its Sole Member, CASH AMERICA NET HOLDINGS, LLC

By	/s/ Austin D. Nettle
	Name:	Austin D. Nettle
	Title:	Vice President & Treasurer

PRIMARY CREDIT SOLUTIONS, LLC (f/k/a Primary Cash Holdings, LLC)
  by its sole member, CASH AMERICA INTERNATIONAL, INC.

By	/s/ Austin D. Nettle
	Name:	Austin D. Nettle
	Title:	Vice President & Treasurer

PRIMARY CREDIT SERVICES, LLC (f/k/a Primary Cash Finance, LLC)
PRIMARY CREDIT PROCESSING, LLC (f/k/a Primary Cash Card Processing, LLC)
PRIMARY PAYMENT SOLUTIONS, LLC (f/k/a Primary Cash Card Services, LLC
  by their sole member, PRIMARY CREDIT SOLUTIONS, LLC (f/k/a Primary
Cash Holdings, LLC)

By	/s/ Austin D. Nettle
	Name:	Austin D. Nettle
	Title:	Vice President & Treasurer

Exhibit B
AGREEMENT AND ADOPTION OF JOINT AND SEVERAL GUARANTY
AND SUBROGATION AND CONTRIBUTION AGREEMENT
     THIS AGREEMENT AND ADOPTION OF JOINT AND SEVERAL GUARANTY AND SUBROGATION AND CONTRIBUTION AGREEMENT (this “Agreement”) is executed by Cash America of Mexico, Inc., a Delaware corporation and a Wholly-Owned Subsidiary of the Company (defined below) (the “New Guarantor”), as of the 11th day of December 2008 in favor of the Current Holders (defined in the Amendment Agreement, which is defined below). Capitalized terms used in this Agreement but not defined herein shall have the meanings assigned to them in the Note Agreement (defined below).
     WHEREAS, Cash America International, Inc., a Texas corporation (the “Company”) entered into that certain Note Purchase Agreement dated as of December 19, 2006 (as in effect prior to giving effect to the Amendment Agreement (defined below), the “Existing Note Agreement”) with the Purchasers listed on Schedule A attached thereto; and
     WHEREAS, the Company and the Current Holders are entering into that certain Amendment No. 1 to Note Purchase Agreement, of even date herewith, which amends the Existing Note Agreement (the “Amendment Agreement”; the Existing Note Agreement as amended by the Amendment Agreement, the “Note Agreement”); and
     WHEREAS, each of the existing Subsidiaries of the Company has executed a certain Joint and Several Guaranty, or an agreement and adoption of such Joint and Several Guaranty, in favor of the Current Holders under such Existing Note Agreement (collectively, the “Guaranty”); and
     WHEREAS, each of the existing Subsidiaries of the Company has executed a certain Subrogation and Contribution Agreement, or an agreement and adoption of such Subrogation and Contribution Agreement, under such Existing Note Agreement (collectively, the “Subrogation and Contribution Agreement”); and
     WHEREAS, it is a condition precedent to the effectiveness of the Amendments contemplated by the Amendment Agreement that the New Guarantor execute and deliver to the Current Holders an instrument in writing in the form hereof pursuant to which it agrees to become a Guarantor, and to be bound as a Guarantor by the terms of the Guaranty and the Subrogation and Contribution Agreement; and
     WHEREAS, the New Guarantor desires to comply with said requirements of the Amendment Agreement.
     NOW THEREFORE, pursuant to Section 5.3(a) of the Amendment Agreement and as an inducement to the Current Holders to enter into the Amendment Agreement, and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the New Guarantor hereby adopts the Guaranty and the Subrogation and Contribution Agreement, and agrees to become, and does hereby become (i) a Guarantor under the Guaranty and the Subrogation and Contribution Agreement, and (ii) bound jointly and severally as a Guarantor by the terms of the Guaranty and the Subrogation and Contribution Agreement. This Agreement, the Guaranty and the Subrogation and Contribution Agreement embody the entire agreement among the parties relating to the subject matter hereof and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties. This Agreement shall be construed, interpreted and enforced in accordance with, and governed by, the internal laws of the State of New York.
     EXECUTED as of the date and year first above written.
    CASH AMERICA OF MEXICO, INC.

By	/s/ Austin D. Nettle
	Name:	Austin D. Nettle
	Title:	Vice President & Treasurer